Exhibit 99.1

For Immediate Release

Press Contact:

Eric Ruff

Engility Corporation

(703) 375-6463

eric.ruff@engilitycorp.com

Engility Announces Organizational Realignment

Streamlined Operating Structure Focused on Improving Competitiveness and Agility

CHANTILLY, Va., September 12, 2012 – Engility Holdings, Inc. (NYSE: EGL), a global provider of technical and professional services for the U.S. government, today announced a strategic realignment of its organizational structure and a streamlining of its operations as part of the Company’s previously announced strategy to strengthen its capabilities and competitiveness as an industry-best, pure-play government services provider.

Under the new operating structure, which will take effect January 1, 2013, Engility will do business through a centralized operating group with four business units. Support functions from current business units will be consolidated to create a highly efficient and responsive corporate-level infrastructure. The Company realignment will provide added customer focus, with business units concentrating on opportunities in the training and mission support services, technology services, engineering and program support services, and international development services markets. Shared service centers will support operations to deliver Engility’s customers the best possible support wherever and whenever needed around the world. The Company plans to align its external and internal financial reporting within the new unified structure on January 1, 2013.

John Heller, currently President of Engility’s Professional Support Services division, will lead operations for the Company under the new organizational structure. John Craddock, currently President of Engility’s Mission Support Services division, will lead a new strategic relations function for the Company aimed at strengthening high level relationships with customers and other key government stakeholders. The current Professional Support Services and Mission Support Services organizational structures will be eliminated under the realignment.

“This strategic realignment marks a significant milestone in the development of a new Engility. By fundamentally organizing our business differently and streamlining our operations, we are creating a new business that is more agile, customer-focused and disruptively competitive,” said Tony Smeraglinolo, President and CEO of Engility. “Consistent with the strategy that we articulated when we established Engility as an independent company, our new organizational structure will position the Company to succeed in an evolving market for government services by focusing our abilities to pursue new opportunities to capture market share and execute programs for our customers in the most cost-effective manner. This realignment is a strategic step aimed at preparing Engility for our next phase of growth.”

Engility will be offering a voluntary employment separation program to a number of management and administrative-support employees and anticipates additional reductions in order to achieve an industry-leading cost structure. The Company anticipates these reductions will be completed by the end of the year and will total less than four percent of the Company’s total workforce.

Mr. Smeraglinolo continued, “These reductions are restricted to a limited number of our employees and are focused on areas of functional redundancy identified during the strategic planning process that culminated in this realignment. There will be no impact on our more than 7,000 employees working side-by-side with customer counterparts in the field or our day-to-day operations. We will maintain our focus on providing industry-best service with integrity, efficiency, and a continued dedication to the success of our customers’ missions.”

“All of our employees have made significant contributions to the 40-year legacy of success that serves as Engility’s foundation and I thank them for their invaluable contributions as we continue to build on that success.”

About Engility Corporation

Engility is a pure-play Government Services contractor providing highly-skilled personnel wherever, whenever they are needed, in a cost effective manner. Headquartered in Chantilly, VA, Engility is a leading provider of systems engineering services, training, program management, and operational support for the U.S. government worldwide, with approximately 8,000 employees worldwide.

To learn more about Engility, please visit the Company’s website at www.engilitycorp.com. You can also find on the website a copy of the Company’s Form 10 Registration Statement, as filed with the Securities and Exchange Commission, which contains detailed business and financial information regarding Engility.

FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the Exchange Act) relating to our operations, results of operations and other matters that are based on our current expectations, estimates, assumptions and projections. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: (a) the loss or delay of a significant number of our contracts; (b) a decline in or a redirection of the U.S. defense budget; (c) the Department of Defense’s wide-ranging efficiencies initiative, which targets affordability and cost growth; (d) the intense competition for contracts in our industry, as well as the frequent protests by unsuccessful bidders; (e) our indefinite delivery, indefinite quantity (IDIQ) contracts, which are not firm orders for services, and could generate limited or no revenue; (f) our government contracts, which contain unfavorable termination provisions and are subject to audit and modification; (g) the mix of our cost-plus, time-and-material and fixed-price type contracts; (h) our ability to attract and retain key management and personnel; (i) the impairment of our goodwill and other long-lived identifiable intangible assets, which represent a significant portion of the assets on our balance sheet; (j) changes in regulations or any negative findings from a U.S. Government audit or investigation; (k) current and future legal and regulatory proceedings; (l) risks associated with our international operations; (m) security threats and other disruptions; (n) U.S. federal income tax liabilities that relate to the distribution in the spin-off of Engility; (o) our inability to meet the financial reporting and other requirements to which we are now subject following the spin-off due to inadequate accounting and other management systems and resources; (p) our inability to achieve some or all of the benefits that we expect to achieve from the spin-off; (q) the reluctance of our customers, prospective customers and suppliers that may be uncertain as to our financial stability as a stand-alone entity to continue to do business with us; (r) the level of indebtedness that we incurred in connection with the spin-off, our ability to comply with the terms of our debt agreements and our ability to finance our future operations, if necessary; (s) potential liabilities arising out of state and federal fraudulent conveyance laws and legal distribution requirements as a result of the spin-off; and (t) the additional costs that we may incur as an independent company. For a more detailed discussion of these factors, see the information under the heading “Risk Factors” in the Information Statement included in our Registration Statement on Form 10, as amended and filed with the SEC on June 27, 2012. Forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, historical information should not be considered as an indicator of future performance.

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